KEMPER PORTFOLIOS
                            Kemper Cash Reserves Fund
                         SUPPLEMENT TO THE STATEMENT OF
                          ADDITIONAL INFORMATION DATED
                                FEBRUARY 1, 2000
                           --------------------------


Performance figures for Class A and C shares for the periods January 10, 1992 and May 31, 1994, respectively, to October 31, 1999 reflect the actual performance of these classes of shares. Returns for Class A and C shares for the periods February 6, 1984 to January 10, 1992 and May 31, 1994, respectively, are derived from the historical performance of Class B shares, adjusted to reflect the operating expenses applicable to Class A and C shares, which may be higher or lower than those of Class B shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class B shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

       Average Annual Total Return for the periods ended October 31, 1999*

              One Year      Five Years     Ten Years      Life of Class**
Class A        4.12%          4.62%          4.52%             3.96%
Class B        0.08%          3.45%          3.54%             4.44%
Class C        3.44%          3.88%          3.78%             3.81%

* Because Class A and C shares were not introduced until January 10, 1992 and May 31, 1994, respectively, the total return for Class A and C shares for the period prior to their introduction is based upon the performance of Class B shares from the commencement of investment operations, February 6, 1984 through January 10, 1992 and May 31, 1994, respectively. Actual performance of Class A and C shares is shown beginning January 10, 1992 and May 31, 1994, respectively.

** Since January 10, 1992, February 6, 1984 and May 31, 1994 for Class A, B and C shares, respectively.











September 29, 2000